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
CAMILLA BANKING GROUP                                   Loan Number              6510178
                                                                   ---------------------
                                Albany Bank & Trust     Date                     4/14/03
                                                            ----------------------------
94-B EAST OAKLAND AVENUE        2815 Meredyth Drive     Maturity Date           12/10/03
                                                                     -------------------
                                Albany, GA  31708-1269  Loan Amount          $250,200.00
                                                                   ---------------------
CAMILLA, GA  31730-0000                                 Renewal Of
                                                                  ----------------------

BORROWER'S NAME AND ADDRESS   LENDER'S NAME AND ADDRESS              DCG/CRB
"I" includes borrower above,   "You" means the lender,
   jointly and severally      its successors and assigns
----------------------------------------------------------------------------------------

For value received, I promise to pay to you, or your order, at your address
listed above the PRINCIPAL sum of              TWO HUNDRED FIFTY
                                 -----------------------------------------------
THOUSAND, TWO HUNDRED AND NO/100     dollars, $     250,200.00     .
-------------------------------------           -------------------

[ ]  SINGLE ADVANCE:  I will receive all of this principal sum on          .  No
                                                                 ---------
additional advances are contemplated under this note.
[X]  MULTIPLE ADVANCE:  The principal sum shown above is the maximum amount of
principal I can borrow under this note.  On      4/14/03
                                            ---------------
     I will receive the amount of $          and future principal advances are
                                   ----------
     contemplated.
     CONDITIONS:  The conditions for future advances are:    UPON REQUEST
                                                         -----------------------

  ------------------------------------------------------------------------------

  [ ]OPEN END CREDIT:  You and I agree that I may borrow up to the maximum principal sum more than one time.  This feature is subject to all other
       conditions and expires on                         .
                                 ------------------------
  [X]CLOSED END CREDIT: You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.

INTEREST:  I agree to pay interest on the outstanding principal balance from
       4/14/03     at the rate of    4.250   % per  year until  PAID IN FULL   .
      -------------               ------------                -----------------
[ ]  VARIABLE RATE:  This rate may then change as stated below.
     [ ]  INDEX RATE:  The future rate will be            the following index
                                              ------------
              rate:                         .
                   -------------------------
     [ ]  NO INDEX:  The future rate will not be subject to any internal or external index, it will be entirely in your control.
     [ ]  FREQUENCY AND TIMING:  the rate on this note may change as often as

          ---------------------------------------------------------------------.
              A change in the interest rate will take effect
                                                            -------------------.
     [ ]  LIMITATIONS:  During the term of this loan, the applicable annual
             interest rate will not be more than                       % or less
                                                 ----------------------
             than            %.  The rate may not change more than        % each
                 ------------                                     --------

             ----------------------.
     EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on payments:
     [ ]  The amount of each scheduled    [ ] The amount of the final
          payment will change.                payment will change.
     [ ]                                                                       .
          ---------------------------------------------------------------------

ACCRUAL METHOD:  Interest will be calculated on a(n)     ACTUAL/360      basis.
                                                    --------------------

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
     [X]  on the same fixed or variable rate basis in effect before maturity (as indicated above).
     [ ]  at a rate equal to                                                   .
                            ---------------------------------------------------

[X]  LATE CHARGE:  If a payment is made more than  10  days after it is due, I
                                                 ------
       agree to pay a late charge of    5% OF PAYMENT AMOUNT  .
                                     -------------------------

[ ]  ADDITIONAL CHARGES:  In addition to interest, I agree to pay the following charges which  [ ] are  [ ] are not included in principal amount
       above:                                                                  .
             ------------------------------------------------------------------

PAYMENTS:  I agree to pay this note as follows:
[X]  INTEREST:  I agree to pay accrued interest     AT MATURITY                .
                                               --------------------------------
[X]  PRINCIPAL: I agree to pay the principal        AT MATURITY                .
                                               --------------------------------
[ ]  INSTALLMENTS:  I agree to pay this note in    payments.  The first payment
                                               ----
       will be in the amount of $           and will be due                    .
                                 ----------                --------------------
       A payment of $           will be due
                     -----------           ------------------------------------
                                           thereafter. The final payment of the
       ------------------------------------
       entire unpaid balance of                        principal and interest
                               ------------------------
       will be due                                                             .
                  -------------------------------------------------------------

PURPOSE:  The purposes of this loan is       FOR WORKING CAPITAL               .
                                      -----------------------------------------

ADDITIONAL TERMS:
     COLLATERAL SECURING OTHER LOANS WITH YOU SHALL ALSO SECURE THIS LOAN. I UNDERSTAND THAT EVEN AFTER THIS NOTE HAS BEEN FULLY PAID, YOU MAY RETAIN ANY SECURITY INTEREST I HAVE GIVEN YOU TO PROTECT YOU FROM MY FAILURE TO PAY ANY OTHER DEBT I MAY OWE YOU.

                                    SECURITY

SECURITY INTEREST: I give you a security interest in all of the Property described below that I own or have sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds, and products of the Property. "Property" includes all parts, accessories, repairs, replacements, improvements, and accessions to the Property; any original evidence of title or ownership; and all obligations that support the payment or performance of the Property. "Proceeds" includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; and rights and claims arising from the Property; and any collections and distributions on account of the Property.
[ ] ACCOUNTS AND OTHER RIGHTS TO PAYMENT: All rights to payment, whether or not earned by performances, including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned. This includes any rights and interests (including all liens) which I have by law or agreement against any account debtor or obligor.
[ ] INVENTORY: All inventory held for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.
[ ] EQUIPMENT: All equipment including, but not limited to, machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and record keeping equipment, parts, and tools. The Property includes any equipment described in a list or schedule I give to you, but such a list is not necessary to create a valid security interest in all of my equipment.
[ ] INSTRUMENTS AND CHATTEL PAPER: All instruments, including negotiable instruments and promissory notes and any other writings or records that evidence the right to payment of a monetary obligation, and tangible and electronic chattel paper.
[ ] GENERAL INTANGIBLES: All general intangibles including, but not limited to, tax refunds, patents and applications for patents, copyrights, trademarks, trade secrets, goodwill, trade names, customer lists, permits and franchises, payment intangibles, computer programs and all supporting information provided in connection with a transaction relating to computer programs, and the right to use my name.
[ ] DOCUMENTS: All documents of title including, but not limited to, bills of lading, dock warrants and receipts, and warehouse receipts.
[ ] FARM PRODUCTS AND SUPPLIES: All farm products including, but not limited to, poultry and livestock and their young, along with their produce, products, and replacements; all crops, annual or perennial, and all products of the crops; and all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operatives.
[ ] GOVERNMENT PAYMENTS AND PROGRAMS: All payments, accounts, general intangibles, and benefits including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance and diversion payments, production flexibility contracts, and conversation reserve payments under any preexisting, current, or future federal or state government program.
[ ] INVESTMENT PROPERTY: All investment property including, but not limited to, certificate securities, uncertificated securities, securities entitlements, securities accounts, commodity contracts, commodity accounts, and financial assets.
[ ] DEPOSIT ACCOUNTS: All deposit accounts including, but not limited to, demand, time, savings, passbook, and similar accounts.
[X] SPECIFIC PROPERTY DESCRIPTION: The Property includes, but not limited by, the following:

          SEE ATTACHED EXTENSION OF SECURITY AGREEMENT DATED 4/14/03


If applicable, enter real estate description and record owner information:
                                                                          ------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Property will be used for a   [ ] personal   [X] business   [ ] agricultural
[ ]                 purposes,
    ----------------
Borrower/Owner State of organization/registration (if applicable)

-----------------------------------------------------------------


                   ADDITIONAL TERMS OF THE SECURITY AGREEMENT


GENERALLY - This agreement secures this note and any other debt I have with you, now or later. However, it will not secure other debts if you fail with respect to such other debts, to make any required disclosure about his security agreement or if you fail to give any required notice of the right of rescission. If property described in this agreement is located in another state, this agreement may also, in some circumstances, be governed by the law of the state in which the Property is located.
NAME AND LOCATION - My name indicated on page 1 is my exact legal name. If I am an individual, my address is my principal residence. If I am not an individual, my address is the location of my chief executive offices or sole place of business. If I am an entity organized and registered under state law, my address is located in the state in which I am registered, unless otherwise indicated on page 2. I will provide verification of registration and location upon your request. I will provide you with at least 30 days notice prior to any change in my name, address, or state of organization or registration.
OWNERSHIP  AND  DUTIES  TOWARD  PROPERTY  -  I  represent  that I own all of the
Property, or to the extent this is a purchase money security interest I will acquire ownership of the Property with the proceeds of the loan. I will defend it against any other claim. Your claim to the Property is ahead of the claims of any other creditor. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position. I will not use the Property for a purpose that will violate any laws or subject the Property to forfeiture or seizure.
  I will keep books, records and accounts about the Property and my business in general. I will let you examine these records at any reasonable time. I will prepare any report or accounting you request, which deals with the Property.
  I will keep the Property in my possession and will keep it in good repair and use it only for the purpose(s) described on page 1 of this agreement. I will not change this specified use without your express written permission. I represent that I am the original owner of the Property and, if I am not, that I have provided you with a list of prior owners of the Property.
  I will keep the Property at my address listed on page 1 of this agreement, unless we agree I may keep it at another location. If the Property is to be used in another state, I will give you a list of those states. I will not try to sell the Property unless it is inventory or I receive your written permission to do so. If I sell the Property I will have the payment made payable to the order of you and me.

  You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent; (1) a beneficial interest in the debtor is sold or transferred; or (2) there is a change in either the identity or number of members of a partnership; or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.
  I will pay all taxes and charges on the Property as they become due. You have the right of reasonable access in order to inspect the Property. I immediately inform you of any loss or damage to the Property.
  If I fail to perform any of my duties under this security agreement, or any mortgage, deed of trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your rights under the law or this security agreement.
PURCHASE MONEY SECURITY INTEREST - For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement: (a) payments on any nonpurchase money loan also secured by this agreement will not be deemed to apply to the Purchase Money Loan, and (b) payments on the Purchase Money Loan will be deemed to apply first to the nonpurchase money portion of the loan, if any, and then to the purchase money obligations in the order in which the items of collateral were acquired or if acquired at the same time, in the order selected by you. No security interest will be terminated by application of this formula. "Purchase Money Loan" means any loan the proceeds of which, in whole or in part, are used to acquire any collateral security the loan and all extensions, renewals, consolidations and refinancing of such loan.
PAYMENTS BY LENDER - You are authorized to pay, on my behalf, charges I am or may become obligated to pay to preserve or protect the secured property (such as property insurance premiums). You may treat those payments as advances and add them to the unpaid principal under the note secured by this agreement or you may demand immediate payment of the amount advanced.
INSURANCE - I agree to buy insurance on the Property against the risks and for the amounts you require and to furnish you continuing proof of coverage. I will have the insurance company name you as loan payee on any such policy. You may require added security if you agree that insurance proceeds may be used to repair or replace the Property. I will buy insurance from a firm licensed to do business in the sate where you are located. The firm will be reasonably acceptable to you. The insurance will last until the Property is released from this agreement. If I fail to buy or maintain the insurance (or fail to name you as loss payee) you may purchase it yourself.
WARRANTIES AND REPRESENTATIONS - If this agreement includes accounts, I will not settle any account for less than its full value without your written permission. I will collect all accounts until you tell me otherwise. I will keep the proceeds from all the accounts and any goods which are returned to me or which I take back in trust for you. I will not mix them with any other property of mine. I will deliver them to you at your request. If you ask me to pay you the full price on any returned items or items retaken by myself, I will do so. You may exercise my rights with respect to obligations of any account debtors, or other persons obligated on the Property, to pay or perform, and you may enforce any security interest that secures such obligations.
  If this agreement covers inventory, I will not dispose of it except in my ordinary course of business at the fair market value for the Property, or at a minimum price established between you and me.
  If this agreement covers farm products I will provide you, at your request, a written list of the buyers, commission merchants or selling agents to or through whom I may sell my farm products. In addition to those parties named on this written list, I authorize you to notify at your sole discretion any additional parties regarding your security interest in my farm products. I remain subject to all applicable penalties for selling my farm products in violation of my agreement, with you and the Food Security Act. In this paragraph the terms farm products, buyers, commission merchants and selling agents have the meanings given to them in the Federal Food Security Act of 1985.
  If this agreement covers chattel paper or instruments, either as original collateral or proceeds of the Property, I will note your interest on the face of the chattel paper or instruments.
REMEDIES - I will be in default on this security agreement if I am in default on any note this agreement secures or if I fail to keep any promise contained in the terms of this agreement. If I default, you have all of the rights and remedies provided in the note and under the Uniform Commercial Code. You may require me to make the secured property available to you at a place which is reasonably convenient. You may take possession of the secured property and sell it as provided by law. The proceeds will be applied first to your expenses and then to the debt. I agree that 10 days written notice sent to my last known address by first class mail will be reasonable notice under the Uniform Commercial Code. My current address is on page 1.
PERFECTION OF SECURITY INTEREST - I authorize you to file a financing statement coveting the Property. I will comply with, facilitate, and otherwise assist you in connection with obtaining possession of or control over the Property for purposes of perfecting your security interest under the Uniform Commercial Code.

                          ADDITIONAL TERMS OF THE NOTE

DEFINITIONS - As used on pages 1 and 2, "[X]" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.
APPLICABLE LAW - The law of the state of Georgia will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this Agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this Agreement.
PAYMENTS - Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is pad in full (unless, when I make the prepayment, you and I agree in writing to the contrary).
INTEREST - Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal sum outstanding at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is applied to in this note (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.
INDEX RATE - The index will serve only as a device for setting the interest rate on this note. You do not guarantee by selecting this index, or the margin, that the interest rate on this note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers.
POST MATURITY RATE - For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS - If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph on page 2.
MULTIPLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed-end credit, repaying a part of the principal will not entitle me to additional credit.
SET-OFF - I agree that you may set off any amount due and payable under this note against any right I have to receive money from you. "Right to receive money from you" means:
     (1)  any  deposit  account  balance  I  have  with  you;
     (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
     (3)  any  repurchase  agreement  or  other  nondeposit  obligation.
     "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you property accelerate under this note.
     If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.
     You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set-off.
DEFAULT - I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the Property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES - If I am in default of this note you have, but are not limited to, the following remedies:
     (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued unpaid charges).
     (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph herein.
     (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
     (4) You may refuse to make advances to me or allow purchases on credit by me.
     (5)  You  may  use  any  remedy  you  have  under  state  or  federal  law.
     (6) You may make use of any remedy given to you in any agreement securing this note.
  By selecting any one or more of these remedies you do not give up your right to use later any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to consider later the event a default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY'S FEES - I agree to pay all costs of collection, replevin or any other or similar type of costs if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee, not to exceed 15 percent of the principal and interest then owed, you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.
WAIVER - I give up my rights to require you to do certain things. I will not require you to:
     (1)  demand  payment  of  amounts  due  (presentment):
     (2)  obtain  official  certification  of  nonpayment  (protest);
     (3)  give  notice that amounts due have not been paid (notice of dishonor);
          or
     (4) give me notice prior to seizure of my personal property when you are seeking to foreclose a secured interest in any of my personal property used to secure a commercial transaction.
  I waive any defenses I have based on suretyship or impairment of collateral. OBLIGATIONS INDEPENDENT - I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will assign my obligation under this agreement without your prior written approval.
FINANCIAL INFORMATION - I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.



SIGNATURES AND SEALS: IN WITNESS WHEREOF, I HAVE SIGNED MY NAME AND AFFIXED MY SEAL ON THIS 14TH DAY OF APRIL, 2003. BY DOING SO, I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGES 1 AND 2). I HAVE RECEIVED A COPY ON TODAY'S DATE.

                              CAMILLA BANKING GROUP
                                   #65-1165498

-----------------------------------------------------------------------------------------

-------------------------------------         ---------------------------------
                                     (SEAL)                                     (SEAL)
/s/ JOE BOSTICK JR         PARTNER

-------------------------------------         ---------------------------------
                                     (SEAL)                                     (SEAL)
/s/ WILLIAM JERRY KENNEDY  PARTNER

-------------------------------------         ---------------------------------
                                     (SEAL)                                     (SEAL)
-----------------------------------------------------------------------------------------

NATURE  FOR  LENDER:
                    ------------------------------------------------------------

--------------------------------------------------------------------------------
CAMILLA BANKING GROUP
                             Albany Bank & Trust       EXTENSION OF SECURITY
94-B EAST OAKLAND AVENUE     2815 Meredyth Drive          AGREEMENT DATED
CAMILLA, GA  31730-0000      Albany, GA  31708-1269          4/14/2003
                                                          --------------

   DEBTOR'S NAME AND ADDRESS     SECURED PARTY'S NAME AND ADDRESS
--------------------------------------------------------------------------------

For value received, the Debtor hereby grants the Secured Party a security interest in the following additional collateral:

UNSECURED

SEE PERSONAL GUARANTIES FROM CHARLES M. JONES III, TAYLOR D. BANKSTON, JOE BOSTICK, JR., ROBERT LEE BOSTICK, MICHAEL G. BRIGGS, TOM PINSON, BRENT WALDEN COLLINS, WILLIAM JERRY KENNEDY, LAWRENCE B. WILLSON, ROBERT W. HUTSON III, MARK BRIGGS, PHYLLIS P. HYDRICK, LEE H. WILLIAMS, AND DONALD R. ANDERSON DATED 1/07/03.






BY SIGNING BELOW, DEBTOR ACKNOWLEDGES THAT THIS DOCUMENT DESCRIBES ADDITIONAL COLLATERAL WHICH IS SUBJECT TO ALL TERMS AND CONDITIONS OF THE SECURITY AGREEMENT, REFERRED TO ABOVE.


AUTHORIZED SIGNATURE(S) OF SECURED PARTY -        CAMILLA BANKING GROUP
SIGN BELOW ONLY IF FILING THIS DOCUMENT.          #65-1165498


/s/ David C. Guillebeau               Debtor      BY: /s/ Joe Bostick, Jr.
-------------------------------------             ----------------------------------------
DAVID C. GUILLEBEAU     EVP                       JOE BOSTICK, JR.       PARTNER   (Title)

                                      Debtor      BY: /s/ William Jerry Kennedy
-------------------------------------             ----------------------------------------
                                                  WILLIAM JERRY KENNEDY  PARTNER   (Title)

                                      Debtor
                                                  ----------------------------------------
                                                                                   (Title)

----------------------------------------------------------------------------------------
CAMILLA BANKING GROUP                                   Loan Number              6510178
                                                                   ---------------------
                                 Albany Bank & Trust    Date              April 14, 2003
                                                            ----------------------------
94-B EAST OAKLAND AVENUE         2815 Meredyth Drive    Maturity Date  December 10, 2003
                                                                     -------------------
                                Albany, GA  31708-1269  Loan Amount          $250,200.00
                                                                   ---------------------
CAMILLA, GA  31730-0000                                 Renewal Of
                                                                  ----------------------
BORROWER'S NAME AND ADDRESS   LENDER'S NAME AND ADDRESS
----------------------------------------------------------------------------------------

                                 AMOUNT FINANCED
                                   ITEMIZATION
                   "Me" and "My" refer to each borrower above.

          Amount given to me directly     $               7,500.00
                                           -------------------------------------
    Amount paid on my (loan) account)     $
                                           -------------------------------------
---------------------------------------   $

                                          $

 AMOUNTS PAID TO OTHERS ON MY BEHALF:     $
                                           -------------------------------------
                  Insurance Companies     $
                                           -------------------------------------
                     Public Officials     $
                                           -------------------------------------
P/O AB&T LOAN #6509692                    $              50,200.00
---------------------------------------    -------------------------------------
LOC TO DRAW                               $             192,300.00
---------------------------------------    -------------------------------------
ORIGINATION-AB&T                          $                 200.00
---------------------------------------    -------------------------------------
                                          $
---------------------------------------    -------------------------------------
                                          $
---------------------------------------    -------------------------------------
                                          $
---------------------------------------    -------------------------------------
                                          $
---------------------------------------    -------------------------------------
                                          $
---------------------------------------    -------------------------------------
                                          $
---------------------------------------    -------------------------------------
                                          $
---------------------------------------    -------------------------------------
                                          $
---------------------------------------    -------------------------------------
                                          $
---------------------------------------    -------------------------------------
                                          $
---------------------------------------    -------------------------------------
                                          $
---------------------------------------    -------------------------------------
                                          $
---------------------------------------    -------------------------------------
                                          $
---------------------------------------    -------------------------------------
     (less) PREPAID FINANCE CHARGE(S)     $                200.00
                                           -------------------------------------

                      AMOUNT FINANCED     $            250,000.00
                                           -------------------------------------
         (Add all items financed and subtract prepaid finance charges.)


  BY SIGNING BELOW - I ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE ON THE
                              DATE INDICATED ABOVE.


JOE BOSTICK, JR., PARTNER  x WILLIAM JERRY KENNEDY, PARTNER
-------------------------    ---------------------------------------------------
CAMILLA BANKING GROUP

                                FORM OF GUARANTY

                                     ----------------------,-------------
                                            (City)             (State)

                                                --------------------------------
                                                               (Date)

     For  good  and valuable consideration, the receipt and sufficiency of which
are  hereby  acknowledged,  and  to  induce                  (herein,  with  its
                                           ------------------
participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for
the account of                                        (herein called "Borrower")
              ----------------------------------------
or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

     A. If this [ ] is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender
     evidenced  by or arising out of the following:                          and
                                                   --------------------------
     any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

     B. If this [ ] is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s):
                                                            --------------------

     ---------------------------------------------------------------------------

The term "Indebtedness" as used in this guaranty shall not include any obligations entered into between Borrower and Lender after the date hereof (including any extensions, renewals or replacements of such obligations) for which Borrower meets the Lender's standard of creditworthiness based on Borrower's own assets and income without the addition of a guaranty, or for which a guaranty is required but Borrower chooses someone other than the joint Undersigned to guaranty the obligation.

The Undersigned further acknowledges and agrees with Lender that:

     1. No act or thing Need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

     2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon. the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

     3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     4.  The  liability  of  the  Undersigned  hereunder  shall  be limited to a
principal  amount  of  $            (if unlimited or if no amount is stated, the
                        ------------
Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned-hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

     5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

THIS GUARANTY INCLUDES THE ADDITIONAL PROVISIONS ON PAGE 2, ALL OF WHICH ARE MADE A PART HEREOF.

     This guaranty is [ ] unsecured; [ ] secured by a mortgage or security Agreement dated
                ----------------------------------------------------------------
[ ] secured  by
               -----------------------------------------------------------------

     IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

                                                          ----------------------

                                                          ----------------------

                              ADDITIONAL PROVISIONS


     6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the Undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver, adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness;
(v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under Sec. 1111(b)(2) of the United States Bankruptcy Code.

     7. The Undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against Lender any defense of waiver, release, statute of limitations, res judicata, statute of frauds, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated,, to the fullest extent permitted by law, to pay such amounts as though the Borrower's obligations had not been discharged.

     8. The Undersigned further agrees that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay. Indebtedness, including,. Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not otherwise accrue to Indebtedness due to. Borrower's discharge, and the Undersigned shall remain obligated to pay such amounts, as' though Borrower's obligations had not been discharged.

     9. If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

     10. The Undersigned waives any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution reimbursement, indemnification, exoneration, and any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debts, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

     11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness; before enforcing this
guaranty,      ,

     12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

     13. This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other persons to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all the Undersigned. This guaranty shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the Undersigned and the heirs, representatives, successors and assigns of the Undersigned and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as authorized by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and Lender. This guaranty shall be governed by the laws of the State in which it is executed. The Undersigned waives notice of Lender's acceptance hereof.